Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANESOXLEY ACT OF 2002

In connection with the Annual  Report of Implant Sciences Corporation, a Massachusetts corporation (the “Company”) on Form 10-Q for the fiscal quarter ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William J. McGann, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ William J. McGann
William J. McGann
Chief Executive Officer
Date: February 16, 2016

This certification accompanies each report of the Company on Form 10-Q and Form 10-K pursuant to §906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by us for purposes of §18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by §906 has been provided to us and will be retained by us and furnished to the Securities and Exchange Commission or our staff upon request.